UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
May 15, 2020
Date of Report (Date of earliest event reported)
THE PNC FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)
Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of	(I.R.S. Employer
incorporation)	Identification No.)
The Tower at PNC Plaza
300 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2401
(Address of principal executive offices, including zip code)
(888) 762-2265
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $5.00	PNC	New York Stock Exchange
Depositary Shares Each Representing a 1/4,000 Interest in a Share of Fixed-to- Floating Rate Non-Cumulative Perpetual Preferred Stock, Series P	PNC P	New York Stock Exchange
Depositary Shares Each Representing a 1/4,000 Interest in a Share of 5.375% Non-Cumulative Perpetual Preferred Stock, Series Q	PNC Q	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 15, 2020, PNC Bancorp, Inc. (“PNC Bancorp”), a wholly-owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”), completed the transactions contemplated by the underwriting agreement dated May 12, 2020 (the “Underwriting Agreement”) with BlackRock, Inc. (“BlackRock”), Morgan Stanley & Co. LLC (“Morgan Stanley”), Citigroup Global Markets Inc. (“Citigroup”), and Evercore Group L.L.C. (“Evercore”), with Morgan Stanley, Citigroup, and Evercore acting as representatives of the several underwriters named therein (the “Underwriters”), resulting in the sale by PNC Bancorp of 31,628,573 shares of common stock of BlackRock, par value $0.01 per share (the “Common Stock”), including (i) 823,188 shares of Common Stock issuable upon the conversion of BlackRock’s Series B Convertible Participating Preferred Stock, par value $0.01 per share and (ii) 2,875,325 shares of Common Stock under the Underwriters’ overallotment option, which was exercised in full on May 13, 2020, for resale by the Underwriters (the “Secondary Offering”) pursuant to BlackRock’s registration statement filed with the Securities and Exchange Commission (the “Commission”) on Form S-3 (File No. 333-224504). Also on May 15, 2020, under the Stock Repurchase Agreement with BlackRock dated May 11, 2020 (the “Stock Repurchase Agreement”), BlackRock repurchased 2,650,857 shares of Common Stock from PNC Bancorp (the “Stock Repurchase”). PNC Bancorp received approximately $14.2 billion in cash upon completion of the Secondary Offering and Stock Repurchase.

PNC Bancorp also completed on May 18, 2020 its previously announced donation of 500,000 shares of Common Stock to the PNC Foundation (the “Foundation Donation”). PNC Bancorp has now divested its entire holding in BlackRock. PNC and its affiliates only hold Common Stock in a fiduciary capacity for clients of PNC and its affiliates.

The foregoing descriptions of the Underwriting Agreement and Stock Repurchase Agreement and the transactions contemplated thereby are qualified in their entirety by reference to the full text of such agreements filed as Exhibits 1.1 and 10.1, respectively, to the Current Report on Form 8-K filed by PNC with the Commission on May 15, 2020.

The unaudited pro forma financial information of PNC giving effect to the Secondary Offering and Stock Repurchase and Foundation Donation is filed herewith as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information of PNC giving effect to the Secondary Offering and Stock Repurchase and Foundation Donation is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference:

•	Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2020

•	Unaudited Pro Forma Consolidated Income Statement for the three months ended March 31, 2020 and each of the years ended December 31, 2019, 2018 and 2017

•	Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements
(d) Exhibits.

Number	Description
99.1	The PNC Financial Services Group, Inc. Unaudited Pro Forma Condensed Consolidated Financial Statements
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC. (Registrant)
Date:	May 21, 2020	By:	/s/ Gregory H. Kozich
Gregory H. Kozich
Senior Vice President and Controller